FINANCING AND FINANCIAL INSTRUMENTS - Financing Costs (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial Instruments [Abstract]
Interest expense	$ (477)	$ (695)	$ (687)
Interest income	56	88	72
Change in fair value adjustment on call option on mandatory convertible bonds and pellet purchase agreement (note 6.1.5)	(143)	(320)	(572)
Accretion of defined benefit obligations and other long term liabilities	(325)	(405)	(349)
Net foreign exchange result	107	4	(235)
Other	(474)	(324)	(439)
Total	(1,256)	(1,652)	(2,210)
Premiums and fees for bonds early redeemed	120	$ 71	$ 104
Renewal of mandatorily convertible bonds	$ 178